Exhibit 99.1

CUBESMART INVESTOR PRESENTATION AUGUST 2016

Safe Harbor Statement The forward-looking statements contained in this presentation are subject to various risks and uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. You should not rely on our forward-looking statements because the matters they describe are subject to known and unknown risks and uncertainties that could cause the Company's future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements. Such risks are set forth under the captions "Item 1A. Risk Factors" and "Forward-Looking Statements" in our annual report on Form 10-K and under the caption "Item 2. Management's discussion and Analysis of Financial Condition and Results of Operations" (or similar captions) in our quarterly reports on Form 10-Q, and described from time to time in the Company's filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

INTRODUCTION TO CUBESMART Self-Storage REIT with Expansive National Platform by Owned Portfolio Market CUBE ll,.ii!•J $7.1 billion Malvern, PA NVSE. 1) Property count as of June 30, 2016. ® CuBESNIART 2) Market value of common and book value of preferred equity and debt as of June 30, 2016.

4 HIGH - QUALITY PORTFOLIO A Disciplined Investment Strategy has Built  an Industry - Leading Portfolio 1) Determined by ranking top 100 markets by net rentable square feet per person with "1" being the market with the lowest supply and "100" being the market with the highest supply compared to the National Average. Evercore ISI Market "Score" reflects each REIT's property portfolio as measured by existing supply in its markets. Source: Evercore ISI Research Reports dated February 28, 2016 and March 8, 2016. © Copyright 2016. Evercore Group L.L.C. All rights reserved.

ATTRACTIVE RETURNS Innovative Platforms, Disciplined Growth, and Prudent Capital Allocation have Combined to Generate Significant Value for Shareholders Cumulative Total Returns1 5 100.0% 90.0% 80.0% 70.0% 60.0% 50.0% 40.0% 30.0% 20.0% 10.0% 0.0% 93.2% 68.6% 33.3% 1)  Returns through June 30, 2016. Self-Storage REITs represents a straight average of cumulative total returns for the four largest publicly traded storage REITs

LONG-TERM VISION FOR VALUE CREATION EXTERNAL GROWTH Continue to prudently build a portfolio of high-quality assets, with a focus on targeted markets. ®Ou FINANCIAL STRENGTH Finance growth by strategically accessing the full array of capital sources available through a BBB/Baa2 investment grade balance sheet. INTERNAL GROWTH Maximize portfolio value through continued focus on customer service and operational enhancements.

INTERNAL GROWTH Revenue Growth driven increasingly by effective rent growth Revenue Expenses Average Occupancy Expense Growth is expected to remain inflationary, except for continued pressure on reaI estate taxes 1) Financial data from January 1, 2016 through June 30,2016. 2) Net operating income, or revenues less property operating expenses. Please refer to CubeSmart's public filings for a detailed explanation of NOI and how it reconci1es to a GAAP measure 3) As provided in the Company's Earnings Release dated July 28, 2016. ®CuBESMART Revenue Expenses +3.1% (0.2%) +11.9% 92.8% (+120 bps YOY) 2016 Same-Store Guidance3 Revenue Expenses NOI2 +6.75% to +7.25% +0.5% to +1.5% +9.25% to +10.25%

INTERNAL GROWTH: PERFORMANCE FUELED BY INNOVATION Enhancing the customer experience at all points of engagement through proprietary systems and processes. Constantly testing digital platforms, utilizing marketing advancements, sophisticated systems, and new programs that strengthen customer relationships before, during and after the storage rental process. Developing and implementing sophisticated processes and systems to inform  DIGITAL MARKETING REVENUE MANAGEMENT CUSTOMER SERVICE pricing decisions related to attracting and retaining customers, with the ultimate objective of maximizing value from each rental. Raising the bar for customer expectations by making strategic investments in people, training, and technology to better meet customer needs and improve our customer's storage expenence.

9

# INTERNAL GROWTH: INTERNET MARKETING

## Optimizing marketing efforts and efficiently attracting customers through use of industry leading analytics.


Best In Class Organic Search Tools
Search Engine Bid Placement Platform
Holistic Search Modeling
Predictive Bidding
Campaign Health Monitor
Jamaica Self Storage - CubeSmart.com
www.cubesmart.com/
Up to 1 Month Free. Reserve Today. It's Fast & Easy To Reserve Online.
Find a Location - Up to 1 Month Free - Vehicle Storage - Business Storage
Jamaica, NY Storage - Find Local Storage Near You Today
www.storage-mart.com/Jamaica (866) 502-2058
4.6 rating for storage-mart.com
Get 1st Month Free. Reserve Online.
A+ Accredited Rating 2015 – Better Business Bureau
A CubeSmart Self Storage
179-36 Jamaica Ave · (718) 657-0562
Open until 8:00 PM
B Public Storage
22002 Jamaica Ave · (347) 815-9708
Open until 6:00 PM
C Safeguard Self Storage
156-01 Liberty Ave · (718) 233-3884
Open until 7:00 PM
Website
Directions
More places
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INTERNAL GROWTH: INTERNET MARKETINCUSTOM EXPERIENCE 1 PERSONA 1 CUSTOM EXPERIENCE 2 CUSTOM EXPERIENCE 3 VISITOR DATA AND BEHAVI OR PERSONA 3 VISITORS Adjusting to evolving marketing ecosystems and engagement mediums Continued focus on capturing and leveraging insights about customers to create customized experiences that increase engagement and conversion Understanding the motivations of different customers and engaging with them through methods they trust

INTERNAL GROWTH: TRADITIONAL MARKETING Supplementing internet marketing initiatives with a traditional platform to take advantage of market depth and to reach customers offline .Out - of - home placements in markets with high store  concentration   .Hyper - targeted direct mail campaigns in select markets   .Customized local marketing efforts to target  residential and commercial customers

INTERNAL GROWTH: REVENUE MANAGEMENT Revenue Management Landscape Multi-Family Residential Supply Constraints Competition Seasonality Low Transaction Volume Unpredictable Length of Stay • Historically, advanced revenue management techniques have boosted revenue in a number of supply-constrained industries, beginning with airlines and then moving on to hotels • Multi-family represents the closest analogy, but the unpredictable lengths of stay for self-storage customers adds additional complexity

INTERNAL GROWTH: REVENUE MANAGEMENT Fundamental Pricing Issues   Pricing optimization requires consideration of a multi - dimensional demand landscape and dynamic capacity constraints Substitutability .Competition .Timing .Capacity / Economic Outcomes Pricing Decisions Optimal Pricing

INTERNAL GROWTH: REVENUE MANAGEMENT Long-Term Revenue Maximization Strategy Demand Forecast/ Revenue Optimization Price optimization requires consideration of a multi¬dimensional demand landscape & dynamic capacity constraints Balance between Street Rates, Discounts, and Concessions Goal of providing the most compelling offer to the customer that maximizes long-term revenue Unit Mix Decisions and Inventory Management Maximizing revenue through dynamic inventory management, prioritization, & unit conversions to create optimal unit availability In-Place Rate Increases Dynamic in-place rate increase strategies take advantage of customer stickiness to maximize long-term revenue

INTERNAL GROWTH: CUSTOMER SERVICE Striving to fulfill our mission of simplifying organizational challenges through unparalleled customer service. Focus on customer service throughout all touch points (store, sales center, and website) to create a fully-integrated interaction with each customer Modern offices and operational training focused on service-oriented values facilitate an efficient rental process

16

# INTERNAL GROWTH: CUSTOMER SERVICE

## An Award-Winning Service Culture

2015 GOLD STEVIE WINNER FOR SALES & CUSTOMER SERVICE
Customer Service Department of the Year

GOLD STEVIE WINNER STEVIES 2014 FOR SALES & CUSTOMER SERVICE
Contact Center of the Year

GOLD STEVIE WINNER STEVIES 2014 FOR SALES & CUSTOMER SERVICE
Customer Service Department of the Year

GOLD STEVIE WINNER STEVIES 2014 FOR SALES & CUSTOMER SERVICE
Customer Service Training Team of the Year

GOLD STEVIE WINNER STEVIES 2013 FOR SALES & CUSTOMER SERVICE
Contact Center of the Year

GOLD STEVIE WINNER STEVIES 2013 FOR SALES & CUSTOMER SERVICE
Customer Service Department of the Year

GOLD STEVIE WINNER STEVIES 2013 FOR SALES & CUSTOMER SERVICE
Innovation in Customer Service

PEOPLE'S CHOICE STEVIE AWARDS FOR FAVORITE CUSTOMER SERVICE
2016 WINNER

PEOPLE'S CHOICE STEVIE AWARDS FOR FAVORITE CUSTOMER SERVICE
2015 WINNER

WINNER ISS INSIDE SELF-STORAGE 2014 BEST OF BUSINESS
BEST CUSTOMER SERVICE

WINNER ISS INSIDE SELF-STORAGE 2013 BEST OF BUSINESS
BEST CALL-CENTER SERVICES

CUBESMART

EXTERNAL GROWTH $224.7 million in year-to-date acquisitions $133.7 million in year-to-date new development 65 new properties added year-to-date to the third-party platform $313.2 million of investments under contract1 - $51.7 million of acquisitions, $43.3 million of acquisitions at c/o, $218.2 million of JV development Investment Strategy Focus on high-quality properties in high-barrier-to-entry markets Leverage relationships with development partners to invest selectively in accretive development and built-to-suit opportunitiesUtilize third-party management program to gain additional scale and efficiencies and create potential acquisition opportunities with private owners

EXTERNAL GROWTH: FOCUSED INVESTMENT STRATEGY Focus on Adding Scale in Attractive, High-Barrier-to-Entry Markets •Acquisitions, 2008 - June 30, 2016 •Dispositions, 2008 - June 30. 2016 Q Development Properties, 2014 - June 30, 2016 $2.4 billion $460 million 1) Transactions closed from 2008 through June 30, 2016. ® CuBESiviART 2 Includes investment in 35 properties through HHF Joint Venture

EXTERNAL GROWTH: FOCUSED INVESTMENT STRATEGY 19 Acquisitions 2008 – June 20162 Total Portfolio June 20162 Total Portfolio January 2008 Dispositions, 2008 – June 20162 1 Population (3-Mile Radius, Weighted by Revenue) Note:  Bubbles sized by revenue. 1) Realized annual rent per occupied sq ft is computed by dividing rental income by the weighted occupied sq ft for the period. 2) Includes transactions closed or announced and under contract as of June 30, 2016. Realized Rent Per Occ Sq Ft1 $22.00 $20.00 $18.00 $16.00 $14.00 $12.00 $10.00 $8.00 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 500,000 Population (3-Mile Radius, Weighted by Revenue)

EXTERNAL GROWTH: HIGH-QUALITY ASSETS Enhancing Our Portfolio by Adding Purpose-Built Class A Facilities Malvern,PA Bronx,NY

21

EXTERNAL GROWTH: DEVELOPMENT

Leverage Local Market Expertise of Partners to Generate Highest Returns

2014

$42.3M Total

1Q14
Bronx, NY - $17.2M

1Q14
Malvern, PA - $25.1M


Bronx, NY

2015

$49.3M Total

2Q15
Arlington, VA - $17.1M

4Q15
Queens, NY - $17.4M

4Q15
Brooklyn, NY - $14.8M


Arlington, VA

2016

$98.6M Total

1Q16
Queens, NY - $31.8M

2Q16
Bronx, NY - $32.2M

3Q16
Wash, D.C. - $25.4M

4Q16
N. Palm Beach, FL - $9.4M

2017

$49.8M Total

4Q17
Brooklyn, NY - $49.8M

2018

$133.6M Total

1Q18
New York, NY - $43.6M

2Q18
Bronx, NY - $90.0M

CUBESMART

EXTERNAL GROWTH: PURCHASE AT COMPLETION Acquire High-Quality, Purpose-Built Assets and Add to CubeSmart Platform with Sophisticated Marketing and Revenue Management Systems Total 9.4M Total Total lyn, NY - $48.5M 2Q76 Fort Worth,TX-$10.1M 2Q76 Grapevine, TX - $10.8M $43.3M 1Q17 Miami, FL - $20.8M 1Q17 Chicago, IL-$11.2M 1Q17 Chicago. IL-$11.3M $6 7Q16 Brook $15.8M To 2Q75 Dallas, TX-$15.8M tal $38.0M Long Island City, NY $38.0M - 4Q14

EXTERNAL GROWTH: IMPACTFUL THIRD-PARTY MANAGEMENT PLATFORM Third-party management allows us to leverage our operating platform and generate additional economies of scale Platform has grown to 277 properties since its inception in 2009 Purchased 62 properties from our managed portfolio for $562 million1 since 2010 1) Includes acquisitions closed or under contract as of  June 30, 2016

FINANCIAL STRENGTH Recent Activity Raised $88.7 million year-to-date in net offering proceeds through at-the-market equity program Issue  $250.0 million of 4.0% unsecured senior Amended credit agreement to increase revolving line of credit to from $300 million - Extended maturity to April 2020 from June 2017 Approach Fund external growth in a manner consistent with our objective of maintaining our investment grade credit ratings Conservative balance sheet strategy provides capacity and flexibility to close transactions and the ability to access multiple sources of capital

FINANCIAL STRENGTH: INVESTMENT GRADE BALANCE SHEET Investment Grade Ratings Baa2 (Stable) BBB (Stable) Conservative Metrics (As of June 30, 2016) Debt / Gross Assets 36% Debt + Preferred / Gross Assets 38% Debt/EBITDA1 4.6x Debt + Preferred / EBITDA1 4.8x Secured Debt / Gross Assets 3.5% 1) Based on annualized 2Q16 EBITDA and average debt outstanding during 2Q16 Well-Staggered Debt Maturity Schedule (As of June 30,2016 Weighted Average Maturity 5.5 Years

EXTERNAL GROWTH: KEY CREDIT METRICS 26 2010 2011 2012 2013 2014 2015 $0.70 $0.40 20.0% $0.10 2010 2011 2012 2013 2014 2015 Dividend per Share Dividend Payout Ratio REIT Avg. Payout Ratio % of Gross Assets Dividend per Share EBITDA / Interest Expense Dividend Payout Ratio 60% 50% 40% 30% 20% 10% 0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Secured Debt Unsecured Debt 7.0 6.0 5.0 4.0 3.0 2.0 1.0 0.0 3,500 3,000 2,500 2,000 1,500 1,000 500 0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 $0.80 100.0% $0.60 80.0% $0.50 60.0% $0.30 40.0% $0.20 $-0.0% 3 3

Summary Robust organic growth fueled by a focus on customer service, continued enhancement of our operational infrastructure, and a widening divide between large and small operators Meaningful external growth through a disciplined investment process supplemented by a competitive and expanding third-party management platform Strategic growth objectives are supported by a healthy, investment grade balance sheet and access to a broad array of capital sources

HISTORICAL COMPANY DATA 28 Same-Store Performance 1 2010 2011 2012 2013 2014 2015 External Growth Trading & Valuation Metrics Market Equity Value2 $965 $1,277 $2,049 $2,335 $3,752 $5,496 Total Market Capitalization2 $1,580 $2,035 $3,073 $3,474 $4,926 $6,758 Total Gross Assets2 $1,793 $2,195 $2,504 $2,757 $3,278 $3,709 P / FFO (Trailing)3 18.7x 16.4x 19.7x 17.5x 20.4x 24.5x FFO Payout Ratio4 28.4% 44.6% 47.3% 50.5% 50.9% 55.2% Dividend Yield5 1.5% 2.7% 2.4% 2.9% 2.5% 2.7% # Acquired Properties 12 27 37 20 53 29 Acquisition Value ($MM) $85.1 $467.1 $432.3 $189.8 $568.2 $292.4 # of Disposed Properties 16 19 26 35 0 8 Disposition Value ($MM) $38.1 $45.2 $60.0 $126.4 $0.0 $37.8 Revenue Growth 0.3% 3.6% 3.8% 7.4% 7.2% 7.3% NOI Growth 1.0% 5.7% 6.0% 9.3% 9.6% 9.6% YOY Occupancy Growth (BPS) 0.6% 2.0% 3.4% 5.3% 2.6% 1.5% Annual Avg. Occupancy 76.8% 78.8% 82.6% 88.4% 90.8% 92.3%

Contact Us 181 Contact Info Charles Place Director, Investor Relations Email: cplace@cubesmart.com cl Telephone Office Phone: 610.535.5700